Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
CNH Industrial N.V. and its subsidiaries have substantial worldwide operations. CNH Industrial N.V.’s subsidiaries incur tax obligations in the jurisdictions in which they operate. The Company’s provision (benefit) for income taxes as reported in its consolidated statements of operations for the year ended December 31, 2020 of $(50) million consists almost entirely of income taxes related to subsidiaries of CNH Industrial N.V.
The sources of income before taxes and equity in income of unconsolidated subsidiaries and affiliates for the years ended December 31, 2020, 2019, and 2018 are as follows:

	2020	2019	2018
	(in millions)
Parent country source	$(131)	$(3)	$(6)
Foreign sources	(374)	1,173	1,472
Income (loss) before taxes and equity in income of unconsolidated subsidiaries and affiliates	$(505)	$1,170	$1,466

The provision for income taxes for the years ended December 31, 2020, 2019 and 2018 consisted of the following:

	2020	2019	2018
	(in millions)

Current income taxes	$235	$203	$353
Deferred income taxes	(285)	(474)	64
Total income tax provision (benefit)	$(50)	$(271)	$417
CNH Industrial N.V. is incorporated in the Netherlands but is a tax resident of the United Kingdom ("U.K."). The reconciliation of the differences between the provision for income taxes and the statutory rate is presented based on the weighted average of the U.K. statutory corporation tax rates in force over each of the Company’s calendar year reporting periods of 19% in 2018, 2019, and 2020. Reconciliations of CNH Industrial’s income tax expense for the years ended December 31, 2020, 2019 and 2018 are as follows:

	2020	2019	2018
	(in millions)
Tax provision at the parent statutory rate	$(96)	$222	$278
Foreign income taxed at different rates	(6)	79	102
Change in valuation allowance	(9)	(502)	31
Italian IRAP taxes	12	14	21
Tax contingencies	5	7	29
Tax credits and incentives	(36)	(88)	(66)
Goodwill impairment	111	—	—
Nikola fair value remeasurement effect	(24)	—	—
Change in tax rate or law	(14)	(5)	(8)
Withholding taxes	—	2	7
Other	7	—	23
Total income tax provision (benefit)	$(50)	$(271)	$417
The reduced tax benefit in 2020, as compared to 2019, was largely attributable to lower pre-tax profits and the favorable tax effect associated with the Nikola fair value remeasurement, which were more than offset by the negative impacts of the $585 million non-deductible goodwill impairment charge, a substantial reduction to the net impact of changes in valuation allowances, primarily due to the non-recurrence of the $539 million discrete tax benefit described below and reduced benefits of tax credits and incentives.
The effective tax rate reduction in 2019, as compared to 2018 was primarily caused by the Company reporting, during the three and nine month periods ending September 30, 2019, a $539 million discrete tax benefit associated with recognizing a substantial portion the deferred tax assets associated with its Italian operations, increased tax credit and incentive benefits associated with multiple jurisdictions in which the Company operates and a reduced impact of tax contingencies, which was also associated with multiple tax jurisdictions.
At December 31, 2020, undistributed earnings in certain subsidiaries outside the U.K. totaled approximately $5 billion for which no deferred tax liability has been recorded because the remittance of earnings from those jurisdictions would incur no tax, or such earnings are indefinitely reinvested. The Company has determined the amount of unrecognized deferred tax liability relating to the $5 billion undistributed earnings was approximately $96 million and was attributable to withholding taxes and incremental local country income taxes in certain jurisdictions. Further, the Company evaluated the undistributed earnings from joint ventures in which it owned 50% or less and recorded $10 million of deferred tax liabilities as of December 31, 2020. The repatriation of undistributed earnings to the U.K. is generally exempt from U.K. income taxes.
Deferred Income Tax Assets and Liabilities
The components of net deferred tax assets as of December 31, 2020 and 2019 are as follows:

	2020	2019
	(in millions)
Deferred tax assets:
Inventories	$85	$66
Warranty and campaigns	217	170
Allowance for credit losses	159	155
Marketing and sales incentive programs	272	285
Other risk and future charges reserve	256	265
Pension, postretirement and postemployment benefits	271	253
Leasing liabilities	117	114
Research and development costs	306	311
Other reserves	400	347
Tax credits and loss carry forwards	798	677
Less: Valuation allowances	(941)	(993)
Total deferred tax assets	$1,940	$1,650
Deferred tax liabilities:
Property, plant and equipment	$423	$523
Other	178	165
Total deferred tax liabilities	601	688
Net deferred tax assets	$1,339	$962
Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2020 and 2019 as follows:

	2020	2019
	(in millions)
Deferred tax assets	$1,451	$1,134
Deferred tax liabilities	(112)	(172)
Net deferred tax assets	$1,339	$962
Valuation Allowances
As of December 31, 2020, the Company has valuation allowances of $941 million against certain deferred tax assets, including tax loss carry forwards, tax credits and other deferred tax assets. These valuation allowances are primarily attributable to operations in Brazil, Germany, Italy and the U.K.
CNH Industrial has gross tax loss carry forwards in several tax jurisdictions. These tax losses expire as follows: $122 million in 2021; $84 million in 2022; $62 million in 2023; $99 million in 2024; $440 million in 2025 and beyond. CNH Industrial also has tax loss carry forwards of approximately $2.7 billion with indefinite lives. CNH Industrial has tax credit carry forwards. The years in which these tax credits expire are as follows: $1 million in 2024; and $52 million in 2025 and beyond.
Uncertain Tax Positions
The Company files income tax returns in multiple jurisdictions and is subject to examination by taxing authorities throughout the world. The Company has open tax years from 2009 to 2019. Due to the global nature of the Company’s business, transfer pricing disputes may arise, and the Company may seek correlative relief through competent authority processes.
A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2020	2019
	(in millions)

Balance, beginning of year	$255	$268
Additions based on tax positions related to the current year	19	26
Additions for tax positions of prior years	39	32
Reductions for tax positions of prior years	(5)	(32)
Reductions for tax positions as a result of lapse of statute	(37)	(14)
Settlements	(1)	(25)
Balance, end of year	$270	$255

As of December 31, 2020, there are $224 million of unrecognized tax benefits that if recognized would affect the effective tax rate.
The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2020, 2019 and 2018, the Company recognized expense of approximately $1 million, $6 million and $13 million for income tax related interest and penalties, respectively. The Company had approximately $27 million, $25 million and $21 million of income tax related interest and penalties accrued at December 31, 2020, 2019 and 2018, respectively.